ammo INCORPORATED GUNBROKER.COM

Safe Harbor Statement

This document contains certain “forward-looking statements”. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws, including, but not limited to, any projections of earnings, revenue or other financial items; any statements of the plans, strategies, goals and objectives of management for future operations; any statements concerning proposed new products and services or developments thereof; any statements regarding future economic conditions or performance; any statements or belief; and any statements of assumptions underlying any of the foregoing.

Forward looking statements may include the words “may,” “could,” “estimate,” “intend,” “continue,” “believe,” “expect” or “anticipate” or other similar words, or the negative thereof. These forward-looking statements present our estimates and assumptions only as of the date of this report. Accordingly, readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the dates on which they are made. We do not undertake to update forward-looking statements to reflect the impact of circumstances or events that arise after the dates they are made. You are urged to carefully review and consider any cautionary statements and other disclosures, including the statements made under the heading "Risk Factors" and elsewhere in the prospectus included in Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports filed on Form 8-K.

In our filings with the Securities and Exchange Commission, references to “AMMO, Inc.”, “AMMO”, “the Company”, “we,” “us,” “our” and similar terms refer to AMMO, Inc. and its wholly owned operating subsidiaries.

NON-GAAP FINANCIAL MEASURES

Non-GAAP financial measures such as Adjusted EBITDA and Adjusted EBITDA Margin as included in this presentation are supplemental measures that are not calculated in accordance with Generally Accepted Accounting Principles ("GAAP"). Please see the Supplemental Materials to this presentation for reconciliations of these non-GAAP financial measures to their comparable GAAP financial measures.

We believe that the presentation of Adjusted EBITDA and Adjusted EBITDA Margin helps investors analyze underlying trends in our business, evaluate the performance of our business both on an absolute basis and relative to our peers and the broader market, provides useful information to both management and investors by excluding certain items that may not be indicative of the core operating results and operational strength of our business and helps investors evaluate our ability to service our debt and our profitability relative to our sales.

These non-GAAP financial measures have limitations as analytical and comparative tools, and you should consider Adjusted EBITDA and Adjusted EBITDA Margin in addition to, and not as substitutes for, operating income or any other measure of financial performance reported in accordance with GAAP.

Company Snapshot

Market Statistics[1]			
Share Price	$2.05	Diluted Shares Outstanding[2]	117.7 million
52 Week High	$3.71	Market Capitalization	$241.8 million
52 Week Low	$1.56	Debt (as of 6/30/2023)	$10.2 million
Avg. Daily Volume (3 Months)	574,590	Cash (as of 6/30/2023)	$47.5 million
Insider Ownership	24.6%	Enterprise Value	$208.9 million

LTM Share Price Performance[1]



$4.00
$3.00
$2.00
$1.00
$0.00
8,000,000
6,000,000
4,000,000
2,000,000
0
Sep-22
Oct-22
Nov-22
Dec-22
Jan-23
Feb-23
Mar-23
Apr-23
May-23
Jun-23
Jul-23
Aug-23
Volume
Close

1) As of 9/12/2023, except as otherwise noted.
2) Treasury stock method as of 6/30/23
3) Source: Public filings, Yahoo Finance, and management.

Financials – Trailing 12 Months


Revenue
(Millions)
$48.3
$38.7
$43.7
$34.3
FY 2023 - Q2
FY 2023 - Q3
FY 2023 - Q4
FY 2024 - Q1


Margin Percentage
26.6%
32.4%
27.3%
40.9%
FY 2023 - Q2
FY 2023 - Q3
FY 2023 - Q4
FY 2024 - Q1


Adjusted EBITDA
(Millions)
$5.7
$6.2
$3.8
$6.6
FY 2023 - Q2
FY 2023 - Q3
FY 2023 - Q4
FY 2024 - Q1


Cash Generated
(Millions)
$8.1
-$2.4
$12.0
$8.4
FY 2023 - Q2
FY 2023 - Q3
FY 2023 - Q4
FY 2024 - Q1

Financials by Business Segment


Revenue
(Millions)
33.7
23.3
27.0
20.3
FY 23 - Q2
FY 23 - Q3
FY 23 - Q4
FY 24 - Q1


Margin Percentage
1.1%
-2.5%
-8.7%
9.5%
FY 23 - Q2
FY 23 - Q3
FY 23 - Q4
FY 24 - Q1


Adjusted EBITDA
(Millions)
FY 23 - Q2
FY 23 - Q3
FY 23 - Q4
FY 24 - Q1
(3.2)
(5.4)
(0.6)
(1.6)


Revenue
(Millions)
14.6
15.4
16.7
13.9
FY 23 - Q2
FY 23 - Q3
FY 23 - Q4
FY 24 - Q1


Margin Percentage
85.6%
85.0%
85.5%
87.0%
FY 23 - Q2
FY 23 - Q3
FY 23 - Q4
FY 24 - Q1


Adjusted EBITDA
(Millions)
9.9
11.4
11.3
9.9
FY 23 - Q2
FY 23 - Q3
FY 23 - Q4
FY 24 - Q1

Introduction and Roadmap

ammo INCORPORATED | GUN BROKER.COM

October 2016
Fred Wagenhals founds AMMO, Inc.

December 2016
AMMO consummates a merger and begins trading OTC in February 2017

September 2017
AMMO acquires the exclusive license to hybrid luminescence technology used in STREAK ammunition

October 2018
AMMO acquires SW Kenetics and armor piercing projectile patented technology

March 2019
AMMO closes JMC brass case division acquisition

March 2020
The Company expands manufacturing capabilities in Arizona and Wisconsin to meet significant increase in demand from commercial customers

December 2020
Company lists on Nasdaq

May 2021
AMMO acquires GunBroker.com

August 2022
Company opens 185,000 sqft manufacturing plant in Wisconsin

Fall 2023
GB begins centralized CC Processing

Spring 2024
Processing with multi-item cart

Summer 2024
Financing cart

2016 | 2017 | 2018 | 2019 | 2020 | 2021 | 2022 | 2023 | 2024 | 2025

GunBroker Acquisition

On April 30, 2021, AMMO acquired GunBroker.com

Valuation

- Enterprise Value: $240 million
- EV / CY 2020E EBITDA: 6.0x

Consideration

- Approximately $245M
- $50 Million in Cash
- $50 Million in Debt Assumption / Immediate Repayment
- 20 Million Shares of Common Stock

GunBroker History

- The world's largest online auction marketplace dedicated to firearms, hunting, shooting and related products
- Leading online marketplace for the legal sale of firearms, ammunition and accessories with 6+ million registered users (now approximately 8 million registered users)
- 20+ year heritage of innovation

Introduction – Ammo Inc.

ONE MARKET / TWO COMPANIES / UNIQUE CAPABILITIES

AMMO (MANUFACTURING)

185,00 SQ FT FACILITY

- Leading OEM rifle/pistol brass manufacturer in the US
- Capacity and footprint to scale to 1B

PATENTED TECHNOLOGIES

- One Way Luminescence (O.W.L.) for pistol and rifle projectiles
- Hardened armor piercing and incendiary projectiles

DEEP DRAW – RIFLE BRASS

- Jagemann is known as the leading OEM rifle brass manufacturer in the industry
- Calibers include but not limited to 50 Cal, 338 NM, 338 Lapua, 300 NM, 7mm PRC, 6mm PRC, 6.5 CM, 7.62X51, 6mm ARC, 30-06, 6.5 Grendel

GUNBROKER.COM (TECH)

PROPRIETARY OPERATING PLATFORM

- GunBroker.com developed its own proprietary source code to operate the marketplace website.
- Development team continues to use and add new tech to stay relevant and cutting edge.

UNMATCHED SCALE

- GunBroker.com has accumulated a critical mass of users, allowing the business to operate at high levels of profitability
- GunBroker.com offers immediate purchase and auctions on firearms and a diverse selection of outdoor products.

LEADING INDUSTRY CREDIBILITY

- GunBroker.com has earned decades of credibility across the firearms community as the authoritative marketplace with strict compliance to relevant regulatory protocols

Business Overview

AMMO INCORPORATED GUNBROKER.COM

GunBroker.com

GUN
BROKER.COM

GunBroker.com Today

GunBroker.com is the World's largest Online Marketplace of Firearms and Accessories

HOW IT WORKS

- FFL Performs NICS --> Transfers Gun to Buyer FFL typically charges Buyer a Transfer Fee


FFL
Buyer
Seller
GUN
BROKER.COM

- Buyer purchases Firearm from Seller on GunBroker.com
- Buyer Pays $ Seller Buyer sends FFL's info to Seller
- Seller ships Firearm to FFL

Conveniently transact regulated and unregulated merchandise…

<u>One item</u> at a time TO OUR DETRIMENT!

Top 500

Ranked in the USA for Traffic

7.8 MILLION

Registered Users

1.8 MILLION

Items for Sale

$1+ BILLION

Annual Gross Merchandise Volume

Market Dynamics


Strong Hunt Shoot
Industry Fundamentals

38% of all

FFL's are Actively engaged on GunBroker.com[1]

16.4 Million

Firearm Sold in the US 2022[2]


pause
Overall On-Line
Consumer Behavior

268 Million

Digital Buyers in US in 2022[3]

10% Growth

Ecommerce sales in 2022 (All US Sites)[4]

Increased Capability and Go To Market Approach

- Customer Experience
- Seller Solutions
- Building Brand Awareness
- New Higher Lows

Source: 1: GunBroker.com Site Data and NICS Reporting by ATF. 2: NRAILA January 9 2023, "AnotherStrong Year for Gun Sales" . 3: https://www.statista.com/statistics/273957/number-of-digital-buyers-in-the-united-states/ 4: Forbes https://www.forbes.com/sites/johnkoetsier/2023/01/28/e-commerce-retail-just-passed-1-trillion-for-the-first-time-ever

Industry KPI Comparison

GunBroker.com top ranking in the Outdoor Space

- Market leader in monthly visits
- Market leader in duration/ length of visit
- Market leader in number of pages visited
- Lowest Bounce rate

Domain	Monthly Visits	Visit Duration	Pages / Visits	Bounce Rate
GunBroker.com	14,176,949.62	00:07:11	8.18	32.56%
palmettostatearmory.com	12,896,582.41	00:04:43	5.38	43.30%
cabelas.com	12,625,707.56	00:03:29	4.32	51.05%
basspro.com	12,219,385.93	00:03:51	4.59	49.89%
sportsmans.com	10,055,356.77	00:04:01	5.40	44.14%
midwayusa.com	7,393,160.91	00:04:06	4.72	50.64%
opticsplanet.com	6,353,774.80	00:03:37	4.42	51.85%
classicfirearms.com	5,176,965.40	00:03:20	4.33	41.42%
guns.com	4,907,283.46	00:03:10	4.38	50.29%
cheaperthandirt.com	4,054,423.47	00:03:09	3.89	49.06%
pewpewtactical.com	3,568,411.33	00:02:19	1.81	68.33%
primaryarms.com	3,317,752.46	00:05:13	5.22	42.08%
brownells.com	3,241,422.52	00:03:26	4.37	49.52%
budsgunshop.com	3,209,638.62	00:04:44	5.18	42.73%
grabagun.com	2,640,258.57	00:03:09	4.18	40.56%
sigsauer.com	2,348,091.19	00:03:41	4.02	47.70%

Marketing Lifestyle Campaigns

Lifestyle campaigns are the backbone of our marketing communications. They get populated into:

- Landing pages
- Hero Cards
- Broadcast Emails
- Targeted emails – browse abandonment
- House Ad Campaigns
- Offsite Ad Campaigns



Bid on Semi Auto Rifles
Starting at 1¢
Start Bidding Now
PISTOL CALIBER CARBINES
RIFLES CHAMBERED IN YOUR FAVORITE PISTOL CALIBERS
SHOP NOW
Ruger Auction
Showcase Items
Featured Manufacturers
Sponsored Items



GunBroker.com
8/13/23
Rifles Chambered in your favorite Pi...
Details
To: Adriana Blandford,
Reply-To: GunBroker.com
Firearms
Ammo
Gun Parts
PISTOL CALIBER CARBINES
RIFLES CHAMBERED IN YOUR FAVORITE PISTOL CALIBERS
SHOP NOW
SHOP PCCs BY CALIBER
9MM
40 S&W



PISTOL CALIBER CARBINES
RIFLES CHAMBERED IN YOUR FAVORITE PISTOL CALIBERS
SHOP NOW

Transaction & Payment– Today


Transaction
BUYER
GUN BROKER.COM
FFL Exchange
SINGLE SELLER
Payment
BUYER
$
SINGLE SELLER
$
Fees/Taxes
GUN BROKER.COM

Transaction & Payment – 2023/2024



Transaction
BUYER
GUN BROKER.COM
FFL Exchange
MULTIPLE SELLERS
Payment
BUYER
$
Internalized
CC Processing
$
Money
Transmission
Service
Fees/Taxes
GUN BROKER.COM
MULTIPLE SELLERS
$
$
$

Money transmission services are provided by Priority, directly or through its subsidiary Finxera, Inc. (NMLS #1168701) or its authorized affiliates and contractors.

Marketplace Revenue: Current and Future

Current Revenue

Final Value Fee

- The Final Value Fee is assessed when the listing closes and is based on the price that the item is sold.

Optional Listing Fees

- Optional Services consist of attention-getting features that help to get more bidders and buyers to look at the item.

Advertising

- Advertising Revenue consists of fees charged to customers for digital email campaigns, impression-based banner ads, newsletter advertising, brand and store pages on the GunBroker portfolio.

Revenue Expansion

Credit Card Processing Fee

- Variable fee assessed on total transaction value at the close of transaction
- Financial Impact: Increased average take rate, marginal positive effect on profitability

Analytics

- Analytics revenue stems from the sale of customized reporting solutions tailored to industry marketplace trends.

Services

- An upcoming feature facilitating experience offerings for various services including safaris, guided fishing, gunsmithing, and more.

Shipping Services

- Shipping income consists of fees charged to customers for shipping of sold items listed on the GunBroker website.

Federal & State Regulation

AUGUST 31, 2023

THE WHITE HOUSE

Office of the Governor
MICHELLE LUJAN GRISHAM

The White House
Today, the Justice Department has announced a proposed rule to specify what exactly the new definition in the Bipartisan Safer Communities Act means on the ground.

Specifically, the proposed rule, if finalized, would clarify that an individual would be presumed to be "engaged in the business" of dealing in firearms—and therefore be required to become a licensed firearms dealer and run background checks—if they meet certain conditions. For example, under the proposed rule, a person would be presumed to be required to become a licensed dealer and run background checks

(New Mexico) Governor announces statewide enforcement plan for gun violence, fentanyl reduction – Plan includes 30-day suspension of concealed, open carry in Albuquerque and Bernalillo County
Sep 8, 2023 | Press Releases

Marketing Lifestyle Campaigns

GUN BROKER.COM

Target unique consumer personas – 126 current campaigns and growing



NOW THAT'S A KNIFE!
SHOP ALL KNIVES & SWORDS NOW!
SHOP NOW
THEY DON'T MAKE THEM LIKE THEY USED TO.
ANTIQUE FIREARMS
SHOP NOW
START YOUR 4TH OF JULY OFF WITH A BANG!
SHOP AMERICANA-THEMED GUNS & AMMO
SHOP NOW
VARMINT HUNTING
FIGHT THE PRAIRIE DOG REBELLION!
SHOP NOW
SHOP TOP SHOTGUNS BY THE BEST BRANDS
SHOP NOW
THE WILD IS CALLING.
COME PREPARED!
Browse Camping Gear Now!
SHOP NOW
DROP A LINE & START FISHING NOW!
SHOP NOW
BIGGER, BADDER, BETTER.
LARGE-CALIBER RIFLES
SHOP NOW
From Tanks to Targets
The 50 BMG does it all!
SHOP NOW
SPRING BEAR SEASON IS HERE
FIND ALL YOUR "BEAR" NECESSITIES!
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SHOP ARCHERY
& START PRACTICING NOW!
SHOP NOW
EVEN GREAT GUNS CAN BE BETTER.
HANDGUN PARTS
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Stay on target with these
PRECISION RIFLES
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TOP HANDGUNS FOR HER!
BEST PISTOLS FOR WOMEN
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CONCEALED CARRY & HOME DEFENSE
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Keep Your Investment
SAFE & SECURE
SHOP NOW
DOVE SEASON
is almost here
Shop the essentials now
RIMFIRE MADNESS
SHOP THOUSANDS OF RIMFIRE RIFLES & HANDGUNS!
SHOP NOW
CIVILIAN VERSIONS OF MILITARY GUNS
SHOP NOW
GunBroker.com
New Product SPOTLIGHT
VIEW NOW
HOME DEFENSE SHOTGUNS
shop now
SAFARI GUNS
FOR WHEREVER YOUR ADVENTURE TAKES YOU!
SHOP NOW
GUNS from D-DAY
OWN A PIECE OF HISTORY
SHOP NOW
Show Your TEXAS PRIDE!
SHOP NOW
GEAR NOW, DEER LATER.
SHOP NOW
A HENRY FOR EVERY OCCASION
TRIBUTE & SPECIAL EDITION HENRY RIFLES
SHOP NOW
HENRY
GO HAM!
HOG HUNTING
SHOP NOW
10,000+ SIG SAUER PRODUCTS
SIG SAUER
AVAILABLE NOW!
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TOP 15 CONCEALED CARRY GUNS
SHOP NOW
ADD SOME BLING TO YOUR BANG!
GOLD PLATED GUNS
SHOP NOW
Sometimes BIGGER = BETTER
Shop AR-10 Rifles
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Shop your favorite Guns from the Movies
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https://www.gunbroker.com/c/a/gunbroker-lifestyle/

GunBroker.com Build out

3 to 5 Year View

Profitable Growth

Year 1

Near-term

- Organizational alignment
- Develop centralized CC Processing
- Develop Carting Capabilities
- Leverage Advertising and Analytics
- Transitioned to Pro Active Customer Service Model
- Build Seller Engagement Team

Years 2-3

Mid-term

- Marketing/Advertising Services Model
- Financing of Cart
- Expand Communication Networks
- Position GB as a solution to Legislation/Regulation
- Build tiered fee structure for non firearm items
- Pull in AI and other customer engagement tools

Years 4-5

Long-term

- Expand Service offerings
  - Forecasting
  - Social engagement
- Establish new markets
  - Fishing and Off-Road (example)
  - Other Regulated Markets
- M&A
  - Financers of firearm/ammunition
  - Domains and Trademarks

Back to the basics | *Expansion*

Ammunition Division

ammo™

INCORPORATED

Ammunition Division


ammo

Ammunition Components


PISTOL
RIFLE
PROJECTILE
The object that goes down range toward intended target
POWDER
Nitrocellulose-based propellent, also refered to as "grain"
BRASS
Drawn brass case manufactured to chamber dimentions to hold pressures to match cartridge specs
PRIMER
Catalyst containing explosive mixture that ignites the gun powder

Manufacturing Facility, WI

- 185,000 sq ft
  - Training facility
  - 12 shipping bays
  - 37 acres with options on an additional 38 contiguous acres
- Highly desired deep draw skill set and equipment
- 200-meter indoor ballistic range
- Footprint to expand another 40,000 sq ft
- H-Occupancy loading bay for handling
  - Fuses
  - Explosives



Gross Margin Improvement

- Shift in sales mix with higher focus on Casings
- Approximate 12% margin increase over 6 months
- Anticipate margins continuing to increase
- More efficient operating model


12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
-2.0%
-4.0%

	FY 2023 - Q3	FY 2024 - Q1
Gross Margin	-2.5%	9.5%

2023 Global Addressable Market

$68.57B

2023 Global
Ammunition Market
(Excluding Russia & China)

$13.29B

2023 Addressable Market
Small Caliber - Centerfire
(Excluding Russia & China)

$16.86B

2027 Addressable Market
Small Caliber - Centerfire
(Excluding Russia & China)


14%
North America
68%
Europe
13%
Asia Pacific
5%
Africa/Mideast
1%
Central & South America

Excluding Russia & China

GrandView Research defined small caliber as 5.56 mm, 7.62mm, 9 mm and others
For Addressable: 50 cal and below and non-military production
Map based on 2022

Competitive Landscape

Competition	Positioning	Comments
Federal Premium Ammunition, Remington	• Ammo division stock split from outdoor group – Strong Performer but heavy OH's with cost of Remington.	• Supplier of primers and purchasing brass from Ammo Inc. Continue to build relationships
Sellier & Bellot	• Predatory Pricing, consistently lowest price on market with PMC	• Ammo Inc. must push quality and build awareness but cannot compete at shelf on price
Winchester Ammunition	• Market Leader on 223/5.56 with offset cost from LC. SS continues to be strong but centerfire lagging	▪ Build relationship for supply of brass, low COGS leader with Lake City
Hornady	• High Quality, Seen as market leader for innovation. Centerfire sales continue to lag market.	▪ Perfect quality is a must, supplier of bullets and we supply brass
Fiocchi	• Strong Shotshell sales, declining Centerfire market sales	• Explore optimized loading costs and lean in on rifle brass sales, weakness of Fiocchi
PMC Ammunition	• Predatory Pricing. Low price leader with S&B	• Ammo Inc. must push quality and build awareness but cannot compete at shelf on price
Sierra The Bulletsmiths, Barnes Optimized for your target	• Premium Bullet Manufacturer making its way into Ammo.	• Build relationships and explore loading for them while we build our rifle ammo brand.

Strategic Account Management

ammo INCORPORATED

ONLINE / RETAIL

SHOOTING RANGES

DISTRIBUTORS

BUYING GROUPS

Sales & Channel Management

Expand channels and presence with targeted initiatives and new products

Objectives

- Build and expand Ammo's "fair share" in the marketplace
- Target and build key customer relationships through Strategic Account Management
- Align demand plan with operations
- Provide market insights to aid in product development
- Begin exploration of expanding into other classes of trade – OEM/LE/Gov

Initiatives

- Standardization of Strategic Account Mgmt.
- Strategic Account Management execution
  - Sales Models
  - Marketing in Channel with Strategic Accounts
  - Educate Team on Strategy and Inform customers where Ammo Brand is going.
- Establish Price Matrix across all channels
- Alignment of forecast with Strategic Channel Needs
- Leverage GunBroker Data for insight and investment

Deliverables

- Sales plan of $100+ M
- Pistol marginality +5%
- Rifle marginality +15%
- Brass marginality Rifle +30%
- Brass marginality Pistol +10% - OH

Investment

- Rebrand initiative of premium rifle with consumers
- Strategic events for marketing and customer retention
- Enhance Brand Portfolio at Retail

Ammunition Division

3 to 5 Year View

Profitable Growth

YEAR 1

Near-term

- Organizational alignment
- Strategic account management
- Focus on high margin pistol products as we transition
- Focus on rifle ammunition & brass sales for OEM and international customer base
- Rebranding

Years 2-3

Mid-term

- New products
- Build superior brand around rifle ammunition
- Continue expansion of customer-base internationally
- Leverage Streak Brand in LE/Mil Market
- Continue to fill out organization
- Expansion of rifle loading capabilities

Years 4-5

Long-term

- New products
- Portfolio expansion in premium rifle
- Acquisitions/divestitures
  - Projectile Manufacturers
  - Primer Manufacturers
- Strategically target and execute profitable segments utilizing Ammo's size and agility
- Capacity expansion
- LE/MIL/International Expansion

Back to the basics | *Expansion*

Rebranding – Ammo Inc.


9MM TMC
SIGNATURE
TARGET
115GR 1128FPS 50RDS
9MM TMC
SIGNATURE
TARGET
115GR

- Premium storefront box layout
  - Readable from 10 feet
  - Cleary depicts metrics and drop chart
- Metrics bar on three sides for better merchandising.
- Brighter text for visibility to consumer.
- Proper language and packaging requirements for international sales.

Rebranding - Continued



SUPERIOR BRASS PRODUCED IN OUR STATE-OF-THE-ART FACTORY IN MANITOWOC, WI
PREMIUM SOURCED COMPONENTS
9MM 115GR TMC 1128FPS 50RDS
AMMOINC.com
@AmmoIncUSA
BALLISTIC DATA
Muzzle Velocity: 1128 fps
Muzzle Energy: 325 ft. lbs.
50 yd Velocity: 1073 fps
50 yd Energy: 294 ft. lbs.
Premium Projectile: Trusted for target and range shooting FMJ and provides positive functioning with no expansion.
Performance: Our Universal Brass casings keep the cost of this ammunition low, and cleaning is easy with our top-quality primers and brass
Military/Match Spec Brass: Dimensions are held to a tighter standard so that the final product performs exceptionally every time.
AMMO INC. | NASDAQ: POWW
9115TMC-A50
8 18778 02151 2

Prominent build matrix on back panel

- Made in USA/WI
  - Sense of pride with employees
- Positions superior components
- Distinctive ballistic data

Calibers Produced in House

Rifle

- 50BMG
- 12.7 X 108
- 338 Lapua
- 338 Norma Magnum
- 300 Norma Magnum
- 7mm PRC - New
- 6.5mm PRC
- 300WM
- 7REM MAG
- 6MM ARC
- 45-70
- 350 Legend
- 300BLK
- 5.56 X 45
- 7.62 X 51

Pistol

- 9mm
- 25Auto
- 32Auto
- 380Auto
- 38SPL
- 38SUPER
- 357M
- 40SW
- 45Auto
- 44 MAG
- 45 LC
- 450 BM - New
- 10mm
- 44SW



Calibers Produced in House

Rifle

- 308
- 22-250
- 7mm-08
- 243
- 6.8 X 51
- 30-06
- 270
- 25-06
- 35 Whelan - NP
- 350 Legend - NP
- 45-70 - NP

- **Rifle**
- 7.62 X 39
- 5.45 X 39 - NP
- 6.5 CM
- 6mm CM
- 6.5 Grendel
- 6mm Arc
- 4.6

Pistol

- 25 Auto
- 32 Auto
- 357 Sig



Market Opportunity

AMMUNITION MARKET

GROWING INTERNATIONAL DEMAND

- $22.35B global ammunition market in 2021 and estimated to reach $23.30B in 2030
  - $12B in Small Caliber

STRONG DEMAND FOR PREMIUM RIFLE

- Customers are looking for flatter, heavier, faster
- 7mm PRC, 6.5 CM, 338 Lapua, 338 Norma, 300 Norma, 264 Int.

NATO AND EASTERN EUROPE WILL BE RESTOCKING FOR THE NEXT TEN YEARS

- 50 BMG, 7.62x51, 5.56,
- 12.7 x 108, 7.62 x 54R, 7.62 X 39, 5.45 X 20

GUNBROKER.COM

INCREASED CUSTOMER BASE

- 70% of the US Population shops online[1]
- Marketplace ecommerce sales were forecast to hit $357 billion in 2022 or 34.6% of total online sales

EVOLVING CUSTOMER BASE

- 20% of all retail sales happen online
- Annual growth rate for in-store sales is about 4% while for ecommerce sales it's almost 13%

SOCIAL / POLITICAL COMMENTARY

- Legislative or regulatory events bring new & diverse consumers to the platform

Summary

AMMO (MANUFACTURING)

- RIGHT PATH FOR HARD TIMES
- BUILDING BLOCKS FOR SUCCESS ARE LAID
- STRATEGICALLY PIVOTING TO HIGHER MARGINS
- CONTINUE SALES EXECUTION PATH ON STRATEGIC DOMESTIC ACCOUNTS AND BUILD OUT BD TEAM
- CONTINUOUS IMPROVEMENT AND 5S INITIATIVES WILL PULL THROUGH $2.5M MORE IN CASH FROM RM AND WIP.
- CONTINUE TO BUILD CONTRACTUAL VOLUMES FOR LOW MARGIN QUANTITIES TO COVER OH'S

GUNBROKER.COM (TECH)

- ENHANCED PLATFORM TO CART DRIVES TRANSFORMATIVE REVENUE CREATION
- ACCURATE FORECASTING CREATES OPPORTUNITY AND MANAGES MARKET EXPECTATIONS
- PROFITABLE CUSTOMER BASE WITH HIGHER ENGAGEMENT FROM GB TEAM
- BROADER COMMUNICATION PATHWAYS AND CREATIVE CONTENT BUILD KEY DEMOGRAPHICS AND REACH NEW ONES
- LARGER DATA POOL ENHANCES ANALYTICS FOR ALL BUYERS AND SELLERS ACROSS INDUSTRIES

ammo™ INCORPORATED

GUN BROKER.COM

APPENDIX

Current Military Opportunities

ammo INCORPORATED

BMMPR™
Ballistically Matched Multi-Purpose Round

The Ballistically Matched Multi-Purpose Round [BMMPR] provides snipers the ability to interchange with standard precision ammunition without adjustment to the ballistic shooting solution.

Shooter can immediately transition to the BMMPR™ round to increase hard target penetration and defeat light armor quickly and effectively.

Rapidly engaging these hard targets with improved penetration BMMPR™ rounds increases operator survivability, lethality and overall combat effectiveness.

These precision rounds match the POA/POI of program ammunition allowing users of the KAC M110 6.5CM, Barrett MRAD™ MK22, FN LICC, and .264 AMG rifles the ability to interchange between rounds without adjustment or re-zeroing.

CALIBERS:
6.5CM 140gr / .300NM 215gr / .338NM 300gr



SoT™ Signature on Target

Signature-on-Target [SoT] ammunition provides warfighters with the ability to see the impact of rounds fired on a wider variety of targets in both day and night.

SoT round produces signature upon impact with smoke for daytime visibility, flash/sparkle for nighttime visibility and are ballistically matched to impact in the beaten zone with belted machine gun ammunition.

SoT rounds ensure shooters see downrange impacts beyond the effective range of traditional tracers and can adjust fire without signature in flight exposing their location.

Precision rifle rounds are in development to indicate impacts for shooters and spotters at extreme distances when fired through sniper rifle systems. Smoke effect also provides wind information at target.

CALIBER:
.338NM 272gr


.338NM SoT


.338NM SoT

IHVAC
Intermediate High Velocity Assault Cartridge

The Intermediate High Velocity Assault Cartridge [IHVAC] round utilizes the Shell Shock Technologies two-part case, coupled with a new ballistically efficient 6.5 Creedmoor round, increasing maximum effective range.

The IHVAC round under development by AMMO through work with and by utilizing the Shell Shock Technologies two-part case is to provide operators with a multi-purpose type cartridge that defeats current barriers at extended ranges.

The tactical community has upgraded its assault weapons, but ammunition development supporting those weapons has not kept pace in further optimizing overall weapon system performance. Ultimately, the IHVAC will enable tactical teams to hit extended range targets with higher first shot probabilities.

CALIBER:
6.5 CM 132gr



Rigorous Standards

Each loaded ammunition product line has defined and established performance specifications to ensure that every round performs the same in both firearm function and on-target. Pressure and velocity measurements are verified with a Kistler EPVAT system and conformal pressure test barrels throughout the production process to ensure cartridges will have consistent performance from beginning to end of a production run and from lot to lot.

Mark 10 strain measurement systems are used throughout to confirm bullet retention meets performance requirements. Extreme precision laboratory scales are used extensively in process to confirm powder charges remain precise and consistent throughout a production lot. AMMO utilizes Hernon auto sealer machines to apply UV light cured sealant onto the junction of the case mouth and bullet, as well as at the primer case head junction when applicable. Loaded cartridges undergo 100% automated inspection for critical features before packaging to ensure every round shipped meets AMMO's stringent quality standards.

AMMO has the capability and equipment to perform ASTM B858-06 ammonia vapor stress corrosion testing, grain structure analysis, Vickers microhardness analysis, surface roughness verification, brass offset calibration, and Oehler systems for velocity and projectile ballistic coefficient measurement. Every process for production at AMMO is tightly controlled and regulated through the ERP system which requires all parts to follow established control plans that will determine that all part features are accounted for and maintained.

OWL™ TECHNOLOGY

Our patented One-Way Luminescent Technology [O.W.L. Technology™] rounds allow the shooter and close fire team to visually see the projectile's path to target.

Shooter and fire team receive immediate visual feedback and facilitate making instant corrections to increase speed and number of hits on threat. Exceptional in low visibility environments and CQB.

Patented non-incendiary luminous composite utilizes light emitted from cartridge powder to illuminate path of projectile. Does not bloom NVDs or produce downrange halos after impact.

CALIBERS:
9mm / 45 ACP / 308 Win
7.62x51mm


Visible Only to Shooter & Fire Team
Target
Shooter

NEXT GENERATION ARMOR PIERCING ROUNDS

Patented armor piercing [AP] technology fully encapsulates a tungsten carbide penetrator inside the copper jacket of the projectile delivering superior hard target penetration while simultaneously shielding the weapon and bore from the damaging effects of exposed or thinly jacketed tungsten penetrators.

(US Patent 10,436,557 B2)

AMMO's AP & Hard Armor Piercing Incendiary (HAPI) cartridges are loaded on a state-of-the-art production line for use in machine gun and sniper systems with standard NATO chambers.

These rounds provide increased penetration and lethality over currently available AP cartridges, with an optimized projectile design and incendiary reaction which more effectively penetrates and defeats hardened targets.

CALIBERS:
300 BLK / 6mm ARC / 6.5 CM
7.62x51mm / .300NM / .338NM
.338LM / .50BMG


338 HAPI


338 HAPI
NEXT GEN MATCH GRADE


2" BALLISTIC GLASS

2023 GB Accomplishments

Products	• Launched Customer Acquisition tool via email & social platforms • Extension of Analytic Tools into key accounts
Mkt/Channels	• Collectible market growing showing strength in downturn • Firearm ecommerce showing consolidation of traffic
Traffic	• YOY 30.2% more site visits through email campaigns • 52% decrease in unsubscribes for email
Tech Platform	• Onboarding of sellers for centralized CC processing slated for September • Cart built on newer tech with more dynamic abilities
Marketing/Comm'l	• Targeted market approach for GB focused on user's interests • GB - GO Wild customer acquisition partnership
Organization	• Adding additional talent for strategic initiatives



2023 Ammo Accomplishments

Products	• Built out brass sales and path to profitability • Executed 3-year contract with major strategic partner • Established New Product Portfolio
Mkt/Channels	• Implemented Strategic Account Mgmt. (SAM) • Reduced risk through channel/partner alignment– • AR / Cash Balance / Inventory
Pricing	• Established price integrity across sales channels • Prices holding in brass sales for premium rifle
Industrial	• H Occupancy in Manitowoc, WI facility – June • Capacity expansion • Build out Divisional P&L's
Marketing/Comm'l	• Rebranding of Ammo Inc at store front • Investments defined and ad campaign established pending board approval
Organization	• Established organizational needs for Ammo division



Market Share: GunBroker vs NICS



Market Share % (Estimated)
7.0%
6%
4%
2%
0%
5.6%
Jun 1, 21
Oct 1, 21
Feb 1, 22
Jun 1, 22
Oct 1, 22
Feb 1, 23
Jun 1, 23

National Instant Criminal Background Check System (NICS):
The NICS conducts background checks on people who want to own a firearm or explosive, as required by law.

16 Year Market Trend



Obama (D) Elected
Obama (D) Elected
Trump (R) Elected
Biden (D) Elected
$1,400,000,000
$1,200,000,000
$1,000,000,000
$800,000,000
$600,000,000
$400,000,000
$200,000,000
$0
2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022
PIS/REV SUM
LONG GUNS
AMMO/SHELLS SUM

Firearms and Ammunition Excise Tax (FAET):
An 11% federal excise tax based on the first point of sale for the manufacturer or importer and is used by the industry as a gauge for the commercial market.